WELLS FARGO FUNDS TRUST

Cash Investment Money Market Fund

Government Institutional Money Market Fund

National Tax-Free Institutional Money Market Fund

Prime Investment Institutional Money Market Fund

Treasury Plus Institutional Money Market Fund

Institutional Class

Supplement dated May 22,2003 to the Prospectus dated August 1, 2002

The second bullet point in the sub-section “General Notes for Selling Shares” on page 31 of the Prospectus is replaced with the following:

•	For all the Funds, except the Cash Investment Money Market Fund, redemption proceeds are usually wired to the redeeming institution the following business day. We can delay the payment of a redemption for these Funds for up to seven days, or for longer than seven days under the extraordinary circumstances discussed below.

•	For the Cash Investment Money Market Fund, redemption proceeds are normally wired to the redeeming institution the following business day. We can delay the payment of a redemption for this Fund for longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances discussed below.

The fourth bullet point in the sub-section “General Notes for Selling Shares” on page 31 of the Prospectus is replaced with the following:

•	Under the extraordinary circumstances described under Section 22(e) under the Investment Company Act of 1940, as amended, we may suspend the right of redemption or postpone the date of payment of a redemption for longer than one day for the Cash Investment Money Market Fund and for longer than seven days for each of the other Funds. Generally, those extraordinary circumstances are when: (i) the New York Stock Exchange is closed or trading thereon is restricted; (ii) an emergency exists which makes the disposal by a Fund of securities it owns, or the fair determination of the value of the Fund’s net assets not reasonably practical; or (iii) the SEC, by order, permits the suspension of the right of redemption for the protection of shareholders.